ROBERTSON STEPHENS MUTUAL FUNDS
The Value + Growth Fund
Annual Report
December 31, 1996


VALUE + GROWTH

[GRAPHIC]

The Value + Growth Fund ANNUAL REPORT

FUND PHILOSOPHY

The Robertson Stephens Value + Growth Fund seeks capital appreciation by investing in companies with favorable relationships between price/earnings ratios and growth rates, in sectors offering above-average growth potential. The Fund seeks to identify specific business sectors poised to benefit from major changes in the marketplace and societal trends. Within these sectors, the Fund conducts bottom-up research, looking for well-managed companies that have low-multiple valuations relative to their peers and are poised to leverage growth opportunities.


CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance  8
Portfolio Summary  9
Schedule of Investments 10
Statement of Assets and Liabilities  12
Statement of Operations  13
Statement of Changes in Net Assets  14
Financial Highlights  15
Notes to Financial Statements  16
Administration  20

FUND HIGHLIGHTS


PERFORMANCE
The 1996 year marked the fifth consecutive year of positive returns for the Fund. (See Fund Performance on page 8.)


MIDYEAR READJUSTMENT
We are extremely happy that after underperforming in the first half of 1996, we made some adjustments to the portfolio around midyear that got the Fund back on track.


INVESTMENT THEMES FOR 1997
We remain confident in our current investment themes entering 1997. These include banking, health care, technology, and financial services.


PC INDUSTRY
Our investment concentration in the PC industry led to handsome gains in the second half of 1996.


FINANCIAL SERVICES
We increased our investments in banks, specialty credit card issuers, personal finance companies, and asset managers, and enjoyed excellent price appreciation.

[PHOTO]

FUND MANAGER
Ronald E. Elijah
Portfolio Manager
The Robertson Stephens Value + Growth Fund

DEAR SHAREHOLDER:

The Value + Growth Fund enjoyed a positive return in the December quarter, with technology and financial services pushing the Fund's portfolio into positive territory. The Fund was up 7.43% for the quarter compared to 8.37% for the S&P 500, the Fund's nearest comparable index. For 1996, the Fund had another positive year and ended up 14.12% compared to 22.99% for the S&P 500 Index. The 1996 year marked the fifth consecutive year of positive returns for the Fund, including a short first year after the Fund opened in May 1992. (See Fund Performance on page 8.)

We are unhappy about having the S&P 500 Index beat the Fund's performance for calendar 1996, the first calendar year of underperformance the Fund has suffered. However, we are extremely happy that after underperforming through the first six months of calendar 1996, we made some adjustments to the portfolio around midyear that got the Fund back on track and led to good gains in the September and December quarters.

"OUR INVESTMENT CONCENTRATION IN TECHNOLOGY STOCKS WITHIN THE PC INDUSTRY LED TO HANDSOME GAINS IN THE SECOND HALF OF 1996."

PC INDUSTRY
We had noted about midyear that the Fund's technology investments had suffered two quarters of underperformance, and we decided to make some adjustments. We had felt that a turn in the technology sector was ready to take place, but that not all industries were going to participate. We felt an inventory oversupply in the personal computer (PC) market had run its course, and that the industry was ready to resume growth after two slow quarters. Fortunately, we were right, and our investment concentration in technology stocks within the PC industry led to handsome gains in the second half of 1996, with such stocks as DELL COMPUTER CORPORATION (4.48% of the portfolio at year-end), COMPAQ COMPUTER CORPORATION (4.83%), INTEL CORPORATION (3.04%), and SEAGATE TECHNOLOGY, INC. (3.68%).

In addition to our concentration in PC investments, we added investment positions in financial services. We were convinced that market fears over rising interest rates were overdone, and that this created excellent investment opportunities. We increased our investments in banks, specialty credit card issuers, personal finance companies, and asset managers. Again this worked out extremely well for the Fund, as we enjoyed excellent price appreciation in such stocks as CITICORP (1.91%), CHASE MANHATTAN CORPORATION (1.67%), MERRILL LYNCH AND COMPANY, INC. (4.12%), CHARLES SCHWAB CORPORATION (1.52%), HOUSEHOLD INTERNATIONAL, INC. (1.86%), and FIRST USA, INC. (2.15%).

INVESTMENT THEMES

INVESTMENT THEMES FOR 1997
We remain confident in our current investment themes entering 1997. Most of the themes within our portfolio contributed to the Fund's 1996 second-half performance. Our heaviest investment concentrations remain in banking, financial services, aerospace, health care, technology, and selected retailing.

BANKING
We continue to see the U.S. banking system in the best shape it has been in decades. With the problem loans of 1990-1991 (both commercial and real estate loans) all reserved for or written off, there do not appear to be problems for this area on the horizon. Furthermore, in periods of modest inflation and low short-term interest rates, banks prosper. U.S. banks in general are experiencing strong operating earnings and generating excess surplus capital, which is used to buy back corporate stock or acquire other banks, both


[PHOTO]

INVESTMENT MANAGEMENT

G. RANDY HECHT
President
Robertson Stephens
Investment Trust
randy_hecht@rsco.com


INVESTMENT TEAM

RESEARCH
Rod Berry
Emeric McDonald
Susan Richardson
Rob Zidar

TRADING
Andy Roediger

ADMINISTRATION
Annette Tate
adding earnings growth potential. With current valuations reasonable and good earnings growth, 1997 looks to be another fine year for U.S. banks.


HEALTH CARE
We believe the U.S. health care industry is a long-term investment opportunity. The growing demand for health care services in the United States is a result of the aging U.S. population. The following chart divides the U.S. population into age groups, and with a line illustrates the average number of drug prescriptions taken by each age group.

Drug Prescription/Population Cycle
PERCENTAGE

[GRAPH]

SOURCE:  U.S. CENSUS BUREAU, WALGREEN CO. ESTIMATES (1995)

The first thing to note in the chart is the powerful long-term growth potential for the U.S. drug industry as the U.S. population ages. This is why we view the U.S. drug industry as an excellent long-term investment opportunity, and we have made recent investments (2/10/97) in CARDINAL HEALTH, INC. (1.14%), MERCK (2.30%), ELI LILLY (2.06%), and PFIZER (1.57%).


Economic and Telecommunications Development
GDP/CAPITA: U.S. $ THOUSANDS

[GRAPH]

SOURCE: EIU STATISTICS -- YEAR-END 1993, INTERNATIONAL DATA CORP. -- 1994


TECHNOLOGY
We believe that increased global technology use is another long-term investment theme. Global technology consumption is years away from saturation. The chart above reveals several nations' per capita gross domestic product on the left axis and the number of phone lines per 100 people on the lower axis. Clearly, a nation's standard of living is highly correlated to its technology use.

"RELATIVE TO INTEREST RATES AND INFLATION, I BELIEVE THAT THE U.S. EQUITY MARKET IS NOT EXCESSIVELY OVERVALUED, BUT MORE FAIRLY VALUED BASED ON HISTORICAL MEASURES."

We believe the less-developed nations' strong demand for technology grows as they try to improve. In addition, demand in the more developed world continues strong as those countries upgrade their existing technology. We believe the global push to improve standards of living via technology improvements will continue to benefit technology investing for years to come.


FINANCIAL SERVICES
Financial services should be a good investment area for the next two decades as baby boomers age. The chart (right) reveals the force behind the financial services sector. In the United States, there were approximately 29.7 million households in 1995 in which the head of the household was between 45 and 64 years old. By the year 2000, that number should increase to close to 34.5 million. This age range represents peak earning years and peak years of household discretionary income, which currently averages close to $20,000 for the group. This means that U.S. households had close to $600 billion in discretionary income in 1995, and we would expect that amount to grow to more than $800 billion in the year 2000 as more people enter that age range. We believe that a great deal of this money will get set aside for retirement needs. Therefore, we believe the investment management industry is ideally positioned for long-term growth, and the Fund has investments in the aforementioned MERRILL LYNCH and SCHWAB, as well as in MELLON BANK (1.57%).

U.S. Household Discretionary Income
Head of Household Is Aged 45-64
$ IN BILLIONS

[GRAPH]

SOURCE: AMERICAN DEMOGRAPHICS

1997 OUTLOOK
It is always a great challenge to look into the future and assess where you think the market is heading. We also recognize that any statement on the market's direction is open for almost endless discussion. However, we do find the exercise extremely important, particularly for our thematic approach to investing.

We believe the market's fundamentals remain positive. The economy exhibits few signs of the "bottleneck" pressures that typically lead to rising inflationary pressures. And, since equities perform well in modest inflationary environments, we look for the currently favorable investment climate to continue in 1997.

Through the aggressive use of technology, U.S. productivity is rising, restraining inflation and lifting our standard of living. Relative to interest rates and inflation, I believe that the U.S. equity market is not excessively overvalued, but more fairly valued based on historical measures. But it is hard to envision the market's matching its returns of the last two years. We believe our thematic approach with concentrated investments in selected sectors should do well in 1997.

Finally, within an economy experiencing low inflation, growing businesses through price increases is very difficult. Therefore, unit growth is paramount for revenue growth and stock performance. We believe our investment areas of banking, financial services, health care, aerospace, technology, and selected retailing all possess strong unit growth potential and should do well in the economic climate we envision for the year.

As always, thank you for your ongoing support.

Sincerely,

/s/ Ronald E. Elijah

RONALD E. ELIJAH
Portfolio Manager
February 12, 1997


TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR 24-HOUR HOTLINE AT 1-800-766-3863.

FUND PERFORMANCE

Results of a hypothetical $10,000 investment in The Robertson Stephens Value + Growth Fund and the S&P 500 Index(1) IF INVESTED ON MAY 12, 1992(2)

[GRAPH]


CUMULATIVE TOTAL RETURNS

                                                                                           VALUE + GROWTH             S&P 500
FOR THE PERIOD ENDED 12/31/96                                                                        FUND               INDEX(1)
--------------------------------------------------------------------------------------------------------------------------------

Since inception (5/12/92)(2)                                                                      168.19%             101.21%
--------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

                                                                                           VALUE + GROWTH             S&P 500
FOR THE PERIODS ENDED 12/31/96                                                                       FUND               INDEX(1)
--------------------------------------------------------------------------------------------------------------------------------

One year                                                                                           14.12%              22.99%
--------------------------------------------------------------------------------------------------------------------------------
Three years                                                                                        26.09%              19.66%
--------------------------------------------------------------------------------------------------------------------------------
Since inception (5/12/92)(2)                                                                       23.68%              16.26%
--------------------------------------------------------------------------------------------------------------------------------



(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

(2)  Date that the Fund's shares were first offered to the public.

     Investors should realize that all performance data presented is based upon past performance during limited periods of time, and past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

     Investing in smaller companies may involve risks such as less publicly available information than larger companies, volatility, and illiquidity. Short selling is the sale of a borrowed security and may involve the risk that the price of the security may increase between the date it is sold and the date the fund must replace the borrowed security. Options and futures involve the risk that their value may not be perfectly correlated to that of the underlying index or security.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1996

[CHART]

Data Processing Services 3.1%
Semiconductors 4.4%
Biotechnology 3.5%
Communications Equip. 6.2%
Airlines/Aerospace 7.5%
Health/Medical 12.8%
Other/Other Liabilities, Net 0.7%
Financial 21.5%
Consumer/Specialty Retail 18.5%
Computer Hardware/Components 13.0%
Computer Software 10.8%

TOP TEN HOLDINGS

1.
COMPAQ COMPUTER CORPORATION
Designs, develops, manufactures, and markets personal computers for professional users and consumers.

2.
DELL COMPUTER CORPORATION
Designs, manufactures, and markets personal computers.

3.
MERRILL LYNCH AND COMPANY, INC.
Provides U.S. brokerage and global equity underwriting services. Also offers clearing services, retail banking, and insurance.

4.
CADENCE DESIGN SYSTEMS, INC.
Develops, markets, and supports computer software products that automate the design of integrated circuits and electronic systems.

5.
COMPUSA, INC.
Sells PCs, laptops, monitors, printers, other peripherals, and software.

6.
PARAMETRIC TECHNOLOGY CORPORATION
Develops, markets, and supports a family of fully integrated software products for the automation of the mechanical design process.

7.
SEAGATE TECHNOLOGY, INC.
Makes more than 150 disk drive models for use in notebook computers, desktop PCs, workstations, and supercomputers as well as in multimedia applications like digital video and video-on-demand systems.

8.
OXFORD HEALTH PLANS, INC.
Provides benefit plans through HMOs and health plans in the northeastern United States.

9.
3COM CORPORATION
Designs, produces, and markets a broad range of global data networking solutions.

10.
INTEL CORPORATION
Designs, manufactures, and sells microcomputer components and related products.

SCHEDULE OF INVESTMENTS


DECEMBER 31, 1996                                                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------------
AEROSPACE - 4.3%
BE Aerospace, Inc.(1)                                                                             210,000        $  5,696,250
Boeing Company                                                                                     95,000          10,105,625
United Technologies Corporation                                                                   175,400          11,576,400
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   27,378,275
-----------------------------------------------------------------------------------------------------------------------------
AIRLINES - 3.2%
AMR Corporation(1)                                                                                 71,000           6,256,875
Delta Airlines, Inc.                                                                               95,000           6,733,125
UAL Corporation(1)                                                                                120,000           7,500,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   20,490,000
-----------------------------------------------------------------------------------------------------------------------------
BANKS - 6.7%
Chase Manhattan Corporation                                                                       120,000          10,710,000
Citicorp                                                                                          119,400          12,298,200
Mellon Bank Corporation                                                                           142,000          10,082,000
NationsBank Corporation                                                                           100,000           9,775,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   42,865,200
-----------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 3.5%
BioChem Pharma, Inc.(1)                                                                           210,000          10,552,500
Biogen, Inc.(1)                                                                                   310,000          12,012,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   22,565,000
-----------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 6.2%
3Com Corporation(1)                                                                               305,000          22,379,375
Cabletron Systems, Inc.(1)                                                                        516,400          17,170,300
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   39,549,675
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE/COMPONENTS - 13.0%
Compaq Computer Corporation(1)                                                                    418,000          31,036,500
Dell Computer Corporation(1)                                                                      542,000          28,793,750
Seagate Technology, Inc.(1)                                                                       600,000          23,700,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   83,530,250
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 10.8%
Cadence Design Systems, Inc.(1)                                                                   665,000          26,433,750
Microsoft Corporation(1)                                                                          220,000          18,177,500
Parametric Technology Corporation(1)                                                              482,750          24,801,281
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   69,412,531
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER/SPECIALTY RETAIL - 11.5%
CompUSA, Inc.(1)                                                                                1,259,800          25,983,375
Ross Stores, Inc.                                                                                 200,000          10,000,000
Starbucks Corporation(1)                                                                          270,000           7,728,750
TJX Companies, Inc.                                                                               200,000           9,475,000
Walgreen Co.                                                                                      259,700          10,388,000
Williams-Sonoma, Inc.(1)                                                                          290,000          10,548,750
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   74,123,875
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS - 5.0%
Electronic Arts, Inc.(1)                                                                          435,000          13,022,813


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


10


DECEMBER 31, 1996                                                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------


CONSUMER PRODUCTS - CONTINUED
Nike, Inc.                                                                                        318,200        $ 19,012,450
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   32,035,263
-----------------------------------------------------------------------------------------------------------------------------
DATA PROCESSING SERVICES - 3.1%
Computer Sciences Corporation(1)                                                                  200,000          16,425,000
First Data Corporation                                                                            100,000           3,650,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   20,075,000
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 9.2%
Conseco, Inc.                                                                                     140,000           8,925,000
First USA, Inc.                                                                                   400,000          13,850,000
Green Tree Financial Corporation                                                                  150,000           5,793,750
Household International, Inc.                                                                     130,000          11,992,500
MBNA Corporation                                                                                  252,700          10,487,050
The Money Store, Inc.                                                                             300,000           8,287,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   59,335,800
-----------------------------------------------------------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATIONS - 5.7%
Oxford Health Plans, Inc.(1)                                                                      399,400          23,389,863
United Healthcare Corporation                                                                     300,000          13,500,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   36,889,863
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT - 5.6%
Charles Schwab Corporation                                                                        305,500           9,776,000
Merrill Lynch and Company, Inc.                                                                   325,000          26,487,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   36,263,500
-----------------------------------------------------------------------------------------------------------------------------
MEDICAL PRODUCTS/SERVICES - 7.1%
Columbia/HCA Healthcare Corporation                                                               307,200          12,518,400
Cardinal Health, Inc.                                                                             120,000           6,990,000
HBO & Company                                                                                     210,000          12,468,750
Medtronic, Inc.                                                                                   200,000          13,600,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   45,577,150
-----------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS - 4.4%
Intel Corporation                                                                                 149,400          19,562,062
Micron Technology, Inc.                                                                           300,000           8,737,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   28,299,562
-----------------------------------------------------------------------------------------------------------------------------
VIDEO COMPONENTS - 0.9%
C-Cube Microsystems, Inc.(1)                                                                      163,900           6,054,056
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    6,054,056
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.20% (COST: $463,831,161)                                                                  644,445,000
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (0.20)%                                                                                   (1,287,615)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100%                                                                                          $643,157,385
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------



(1)  Non-income-producing security.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES


DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------

ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $463,831,161)                                                                       $644,445,000
Receivable for investments sold                                                                                     9,304,150
Receivable for fund shares subscribed                                                                               1,416,540
Dividends receivable                                                                                                  154,902
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                      655,320,592

-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                                                                   5,992,507
Payable for fund shares redeemed                                                                                    4,510,811
Payable to adviser                                                                                                    521,444
Payable to distributor                                                                                                138,848
Payable to custodian bank                                                                                             688,311
Accrued expenses                                                                                                      311,286
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                  12,163,207

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                 $643,157,385
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                                   453,266,465
Accumulated net realized gain from investments                                                                      9,277,081
Net unrealized appreciation on investments                                                                        180,613,839
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                 $643,157,385
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:                                                                                               $      24.16
     Net Asset Value, offering and redemption price per share
      (Net assets of $643,157,385 applicable to 26,622,714 shares of beneficial interest outstanding with no par value)
-----------------------------------------------------------------------------------------------------------------------------




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS


FOR THE YEAR ENDED DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Dividends                                                                                                        $  3,514,461
Interest                                                                                                              345,822
Other                                                                                                                  17,431
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                             3,877,714

-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                                            8,168,685
Distribution fees                                                                                                   2,042,076
Custodian and transfer agent fees                                                                                   1,321,600
Shareholder reports                                                                                                   470,740
Registration and filing fees                                                                                          355,087
Interest expense                                                                                                      273,752
Professional fees                                                                                                     197,500
Trustees' fees and expenses                                                                                            22,326
Other                                                                                                                   9,150
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                                                     12,860,916

-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                (8,983,202)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain from investments                                                                                 79,782,280
Net change in unrealized appreciation on investments                                                                  555,123
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS                                                 80,337,403

-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                             $ 71,354,201
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                  FOR THE             FOR THE
                                                                                               YEAR ENDED   NINE MONTHS ENDED
                                                                                                 12/31/96            12/31/95
-----------------------------------------------------------------------------------------------------------------------------

OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                        $   (8,983,202)     $   (8,122,358)
Net realized gain/(loss) from investments                                                      79,782,280         (25,249,381)
Net change in unrealized appreciation on investments                                              555,123         139,393,491
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           71,354,201         106,021,752

-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                   -                   -
Realized gain on investments                                                                  (43,728,491)                  -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                           (43,728,491)                  -

-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------
Net (decrease)/increase in net assets resulting from capital share transactions              (524,619,492)        605,226,408
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                                             (524,619,492)        605,226,408

-----------------------------------------------------------------------------------------------------------------------------
TOTAL (DECREASE)/INCREASE IN NET ASSETS                                                      (496,993,782)        711,248,160
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                         1,140,151,167         428,903,007
End of period                                                                              $  643,157,385      $1,140,151,167
-----------------------------------------------------------------------------------------------------------------------------



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS


                                                       FOR THE           FOR THE        FOR THE        FOR THE         FOR THE
FOR A SHARE OUTSTANDING                             YEAR ENDED       NINE MONTHS     YEAR ENDED     YEAR ENDED    PERIOD ENDED
THROUGHOUT THE PERIOD:                                12/31/96    ENDED 12/31/95(3)     3/31/95        3/31/94         3/31/93(1)(3)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD              $      22.66    $        18.25   $      13.56    $     11.94     $     10.00
------------------------------------------------------------------------------------------------------------------------------------

Net investment (loss)/income                             (0.24)            (0.16)         (0.18)         (0.04)           0.12
Net realized gain and net change in
     unrealized appreciation on investments               3.47              4.57           5.07           1.99            1.88
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                            3.23              4.41           4.89           1.95            2.00

------------------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                     -                 -              -          (0.03)          (0.06)
Distributions from realized gain on investments          (1.73)                -          (0.20)         (0.30)              -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $      24.16    $        22.66   $      18.25    $     13.56     $     11.94
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                             14.12%            24.16%         36.27%         16.32%          20.05%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period                         $643,157,385    $1,140,151,167   $428,903,007    $44,500,363     $17,833,350
Ratio of Expenses to Average Net Assets                   1.51%             1.45%          1.68%          1.55%(2)        1.33%(2)
Ratio of Net Investment (Loss)/Income to
     Average Net Assets                                  (1.06)%           (1.04)%        (1.09)%        (0.51)%(2)       1.26%(2)
Portfolio Turnover Rate                                    221%              104%           232%           250%            210%
Average Commission Rate Paid(4)                      $  0.0574                 -              -              -               -
------------------------------------------------------------------------------------------------------------------------------------


(1)  From April 21, 1992 (Commencement of Operations), to March 31, 1993.

(2) If the Fund had paid all of its expenses and had received no reimbursement from the Adviser, the ratio of expenses to average net assets for the period ended March 31, 1994, and March 31, 1993, would have been 2.35% and 2.71%, respectively, and the ratio of net investment loss to average net assets would have been (1.31)% and (0.12)%, respectively.

(3) Ratios, except for total return and portfolio turnover rate, have been annualized.

(4) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principle basis, if any.

     Per-share data for each of the periods has been determined by using the average number of shares outstanding throughout each period. Distributions reflect actual per-share amounts distributed for the periods.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Value + Growth Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on May 12, 1992. Prior to the public offering, shares were offered in a private placement offering on April 21, 1992, at $10 per share, to sophisticated investors under Section 4(2) of the Securities Act of 1933. The Trust offers eleven series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, and The Robertson Stephens MicroCap Growth Fund. The assets for each series are segregated and accounted for separately.

NOTE 1  SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.   INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. At December 31, 1996, 100% of the Fund's portfolio was valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. At December 31, 1996, no security of the Fund was valued using these guidelines and procedures. As its normal course of business, the Fund has invested a significant portion of its assets in companies within a number of industries in the financial and technology sectors. Accordingly, the performance of the Fund may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b.   REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c.   FEDERAL INCOME TAXES:

The Fund complied with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund is not subject to income tax, and no provision for such tax was made.

d.   SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

e.   INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

f.   DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date.

g.   CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the portfolio.


NOTE 2  CAPITAL SHARES:

a.   TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the year ended December 31, 1996, and for the nine months ended December 31, 1995, were as follows:

1/1/96 - 12/31/96                                   SHARES              AMOUNT
------------------------------------------------------------------------------
Shares sold                                     19,608,006     $   449,519,909
Shares reinvested                                1,720,903          42,523,699
------------------------------------------------------------------------------
                                                21,328,909         492,043,608

------------------------------------------------------------------------------
Shares redeemed                                (45,024,783)     (1,016,663,100)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net decrease                                   (23,695,874)       (524,619,492)
------------------------------------------------------------------------------


4/1/95 - 12/31/95                                   SHARES              AMOUNT
------------------------------------------------------------------------------
Shares sold                                     71,113,394     $ 1,642,232,001
Shares reinvested                                        -                   -
------------------------------------------------------------------------------
                                                71,113,394       1,642,232,001

------------------------------------------------------------------------------
Shares redeemed                                (44,296,835)     (1,037,005,593)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net increase                                    26,816,559     $   605,226,408
------------------------------------------------------------------------------


NOTE 3    TRANSACTIONS WITH AFFILIATES:

a.   ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson Stephens Investment Management, L.P. ("RSIM"), an investment advisory fee calculated at an annual rate of 1.00% of the average daily net assets of the Fund. (As of January 1, 1996, the rate was reduced to 1% of the average daily net assets of the Fund from an annual rate of 1.25%.) For the year ended December 31, 1996, the Fund incurred investment advisory fees of $8,168,685. For the year ended December 31, 1996, there was no expected reimbursement of advisory fees and other expenses. RSIM may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. For the previous two years ended December 31, 1996, the Fund had not received any waivers or reimbursements of operating expenses from RSIM.

b.   AFFILIATED PERSONS:

Certain officers and Trustees of the Fund are also members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the managing member of Robertson, Stephens & Company LLC ("RS & Co."), the Fund's Distributor and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer, and a Trustee of the Fund, is also a Director of RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. Ronald E. Elijah, Portfolio Manager, is a Member of RS Group. Dana
K. Welch, Secretary of the Fund, is a Member of RS Group and General Counsel of RS & Co. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

c.   COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $22,326 for the year ended December 31, 1996.

d.   DISTRIBUTION FEES:

The Fund has entered into an agreement with RS & Co. for distribution services effective on January 1, 1996, and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is approved annually by the Fund's Board of Trustees. Under the Plan, RS & Co. is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.25% of the average daily net assets of the Fund. For the year ended December 31, 1996, the Fund incurred distribution fees of $2,042,076.

e.   BROKERAGE COMMISSIONS:

RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the year ended December 31, 1996, the Fund paid brokerage commissions of $371,005 to RS & Co., which represented 12% of total commissions paid during the year.


NOTE 4    INVESTMENTS:

a.   TAX BASIS OF INVESTMENTS:

At December 31, 1996, the cost of investments for federal income tax purposes was $465,630,440. Accumulated net unrealized appreciation on investments was $178,814,560, consisting of gross unrealized appreciation and depreciation of $184,192,855 and ($5,378,295), respectively.

b.   INVESTMENT PURCHASES AND SALES:

For the year ended December 31, 1996, the cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short, and short-term investments) were $1,815,217,080 and $2,379,931,308, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Robertson Stephens Value + Growth Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Value + Growth Fund (the "Fund") at December 31, 1996, and the results of its operations and changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP

Price Waterhouse LLP
San Francisco, California
February 7, 1997

ADMINISTRATION

OFFICERS AND TRUSTEES
G. Randy Hecht
     President, Chief Executive Officer

Terry R. Otton
     Chief Financial Officer

Dana K. Welch
     Secretary

Leonard B. Auerbach, Trustee
     President and Chairman of Auerbach Associates, Inc.

Daniel R. Cooney, Trustee
     Former Portfolio Manager of the
     Lord Abbett Developing Growth Fund

James K. Peterson, Trustee
     Former Director of the IBM Retirement Funds

John P. Rohal, Trustee
     Managing Director and Director of Research, Robertson, Stephens & Co.

INVESTMENT ADVISER
Robertson Stephens & Company
Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Value + Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 28, 1997

Design: Broom & Broom, Inc., San Francisco
Photography: Jerry Orabona, Bill Zemanek


THE ROBERTSON STEPHENS MUTUAL FUNDS

In addition to THE VALUE + GROWTH FUND, Robertson Stephens offers the following mutual funds:

THE CONTRARIAN FUND-TM-
A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET - Invests in attractively priced, growing companies worldwide that are out of favor or have not been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. Managed by Paul Stephens.

THE DEVELOPING COUNTRIES FUND
A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS - Invests primarily in publicly traded equities of developing countries, as well as in private placement emerging market equity securities. No load. Managed by Michael Hoffman.

THE DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL- AND MID-CAP COMPANIES - Invests primarily in equity securities to create a portfolio broadly diversified over industries and companies. No load. Managed by John Wallace.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES - Invests primarily in common stocks of emerging growth companies (predominantly technology, specialty retailing, and health care) with above-average growth potential. No load. Managed by Jim Callinan.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES - Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are underappreciated or overlooked by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES - Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals, and forest products. No load. Managed by Andy Pilara, Jr.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE ATTEMPTING TO MANAGE RISK - Invests primarily in small- and mid-cap company stocks, as well as convertible bonds and preferred stocks. No load. Managed by John Wallace.

THE INFORMATION AGE FUND-TM-
FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR - Invests in a wide range of technology companies with strong fundamentals, market advantage, and growth potential, including computer hardware and software, telecommunications, and multimedia. No load. Managed by Ron Elijah.

THE MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET CAPS OF LESS THAN $250 MILLION - Invests primarily in "micro-cap" companies with the potential for long-term capital appreciation. No load. Managed by Dave Evans.

THE PARTNERS FUND
A SMALL-CAP FUND USING A VALUE METHODOLOGY - This methodology combines traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara, Jr.


Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

ROBERTSON STEPHENS & COMPANY

BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104


FUND NEWS & INFORMATION

ROBERTSON STEPHENS INVESTOR SERVICES

-    Knowledgeable mutual fund representatives.

-    Automated access to daily net asset values.

-    Portfolio managers' hotline, 24 hours a day.

1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

FUNDS@RSCO.COM


ROBERTSON STEPHENS
ON THE WEB

HTTP://WWW.RSIM.COM


ROBERTSON STEPHENS
ACCOUNTLINK

-    Automated account information, 24 hours a day.

1-800-624-8025


FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as ValPlus under the heading Robertson Stephens. Its computer quotation symbol is RSVPX.


The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.